Exhibit 99.1

EXECUTION VERSION

ASSET PURCHASE AGREEMENT

This asset purchase agreement (“Agreement”) is made as of the 3rd day of September, 2003, by and between OSE USA, Inc., a Delaware corporation (“Seller”), and Integrated Packaging Assembly Corporation, a California corporation (“Purchaser”).

RECITALS

A. Seller operates two lines of business: a distribution business (the “Distribution Business”), which is the exclusive North American sales and marketing organization for Orient Semiconductor Electronics, Ltd., a Taiwanese company and the controlling shareholder of Seller (“OSE-Taiwan”), and a manufacturing business (the “Manufacturing Business”), which assembles and packages integrated circuits to order from wafers consigned by its customers.

B. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, on the terms and subject to the conditions set forth in this Agreement, the Seller’s assets related to the Manufacturing Business.

NOW, THEREFORE, the parties agree as follows:

1.	Purchase and Sale of Assets.

1.1 Assets. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.1), Seller shall sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall purchase from Seller, all of Seller’s right, title and interest in and to all of the assets used in the Manufacturing Business (the “Assets”), free and clear of any liens, pledges, mortgages, security interests, encumbrances or claims (collectively, “Encumbrances”). The Assets consist of all of the Company’s assets other than the capital stock of OSE Inc., a California corporation (the “Distribution Subsidiary”), the assets owned by the Distribution Subsidiary that have been used exclusively in the Distribution Business, cash and cash equivalents held by the Company and the Company’s accounts receivable, and include without limitation:

(a) Equipment. All equipment, machinery, appliances and fixtures that, as of the Closing Date (as defined in Section 2.1), are owned by Seller or any of its subsidiaries for use in the Manufacturing Business (the “Equipment”);

(b) Inventories. All of Seller’s and its subsidiaries’ owned inventories of goods, supplies, and packaging materials, including raw materials (such as gold wire, lead frames and mold compound), work-in-process and finished goods to be sold by or used in the Manufacturing Business as of the Closing Date;

(c) Customer Consignment Property. All products and other personal property held on the Closing Date by Seller on consignment from customers of the Manufacturing Business;

(d) Intellectual Property. All of Seller’s intellectual property used in the Manufacturing Business (excluding and IP or assembly processes of Oriental Semiconductor Electronics, Limited Corporation), including without limitation (i) a perpetual, royalty-free, transferable license to all intellectual property relating to Seller’s proprietary software program for material resource planning, shop floor control, work in process tracking, statistical process control and product costing; (ii) all intellectual property relating to Seller’s ball grid array, low profile fine pitch ball grid array, and Flip Chip processes and enhancements thereto (with Purchaser’s understanding that all such intellectual property is currently licensed by Seller from Motorola, Inc.); (iii) all intellectual property relating to Seller’s stacked die processes, flip chip/wire bond hybrid package and Systems in a Package (SIP) capability; (iv) the patents listed on Schedule 1.1(d) (which schedule will be provided by Seller prior to the Closing Date); (v) all patent and trademark applications filed with the US Patent and Trademark Office, or any foreign counterpart thereof, by or on behalf of Seller; (vi) all trademarks, service marks and trade names printed in or on Seller’s marketing materials, products, agreements, purchase orders, invoices or other papers, and with the goodwill associated therewith to the extent such rights relate to the Manufacturing Business, Integrated Packaging Assembly Corporation or IPAC; (vii) Seller’s copyrights, whether registered or unregistered, relating to any software programs, marketing materials or other documents created by or on behalf of Seller and relating to the Manufacturing Business; and (viii) Seller’s trade secrets and other proprietary information relating to the Manufacturing Business.

(e) Real Property Rights. Seller’s leasehold rights and interests as of the Closing Date, if any, in and to the real property located at 2221 Old Oakland Road, San Jose, California, exclusive of the Lease Agreement dated January 20, 1997 (the “Old Oakland Road Lease”), by and between the Company and Joseph A. Sully (the “Landlord”), together with all improvements, fixtures and fittings thereon owned by Seller, and easements, rights-of-way, and other appurtenants thereto (collectively, the “Real Property”)

(f) Books and Records. All books, papers, and records in Seller’s care, custody or control as of the Closing Date relating to any of the Assets or the Manufacturing Business or the operation of either of them, including without limitation sales records, maintenance records and logs, purchase agreements, warranties and operating manuals with respect to any and all of the Equipment; and

(g) Permits and Licenses. Each permit, license, consent, right, exemption, concession, authorization, certificate, order, franchise, determination, or approval of any federal, state or municipal government (whether domestic or foreign), or any political subdivision thereof, or any governmental or quasi-governmental, judicial, public or statutory authority, department, commission, board, bureau, agency, instrumentality or entity used in or required for the ownership or operation of the Manufacturing Business.

1.2 Purchase Price; Down Payment.

(a) The purchase price for the Assets shall be (i) cash in the amount of $500,000 (the “Cash Portion”), and (ii) a promissory note, substantially in the form attached hereto as Exhibit 1.2 (the “Note”), in the original principal amount of $500,000 (together, the “Purchase Price”).

(b) Promptly following execution and delivery of this Agreement by Purchaser and Seller, Purchaser shall deliver to the Trust Account of Thelen Reid & Priest LLP, to be held until the Closing, one-half of the Cash Portion, or $250,000 (the “Down Payment”). At the Closing, Purchaser shall deliver to Seller the balance of the Cash Portion and the Note. The Down Payment shall be released, at the instruction of Purchaser, (i) to the Seller at the Closing; (ii) to the Seller, if the Closing does not occur as a result of Purchaser’s breach of this Agreement or the failure by Purchaser to make or be standing by ready to make the deliveries set forth in Section 2.3; (iii) to the Purchaser, if the Closing does not occur as a result of Seller’s breach of this Agreement or the failure by Seller to make or be standing by ready to make the deliveries set forth in Section 2.2; or (iv) to the Landlord, if and as so agreed in writing by Purchaser and Seller. Concurrently with the deposit of the Down Payment, Purchaser shall deliver a letter addressed to Thelen Reid & Priest LLP setting forth Purchaser’s agreement to comply with the terms of this Section 1.2(b).

(c) Promptly following the Closing, Seller shall assign and transfer the Note (or Seller may direct Purchaser in writing to deliver Note directly) to the Landlord as shall be required under separate agreement between Seller and Landlord.

1.3 Assumption of Liabilities. Nothing in this Agreement shall constitute or imply any assumption by Purchaser of any liability or obligation of Seller of any kind, nor shall this Agreement or the consummation of the transaction contemplated hereby otherwise cause Purchaser to be responsible for any liability or obligation of Seller of any kind, except for the liabilities and obligations imposed upon Seller under the leases assumed pursuant to Section 1.1(a). Without limiting the generality of the foregoing, Purchaser shall not assume any liability or obligation of Seller relating to (a) the Distribution Business; (b) Seller’s offices located in Phoenix, Arizona or Boston, Massachusetts; (c) Seller’s employees, irrespective of whether any of such employees are employed by Purchaser on or after the Closing Date; (d) any line of credit or other debt arrangement of Seller or OSE-Taiwan, including without limitation Seller’s loan and security agreement with Bank SinoPac, Los Angeles Branch, and Far East National Bank (the “Banks”); (e) any guarantee or similar arrangement provided by OSE-Taiwan or any affiliate of OSE-Taiwan for the benefit of Seller; (f) Seller’s 401(k) plan; or (g) the Old Oakland Road Lease.

1.4 Assets to be Purchased on an “As Is, Where Is” Basis. Except as specifically set forth in Section 3.1 of this Agreement, Seller makes no representations or warranties, on behalf of itself or any of its affiliates, as to the condition of any of the Assets. Between the date hereof and the Closing, except with Purchaser’s prior written consent or in the ordinary course of business, Seller shall not remove any Assets from the Real Property.

1.5 Further Assurances and Work in Progress. From time to time, at and after the Closing until March 3, 2004, the Seller shall take such actions, including without limitation the execution, delivery, provision and/or filing of agreements, documents, instruments and information, as may be necessary or appropriate to put Purchaser in full possession of the Assets and to ensure that Purchaser has the opportunity to enjoy the full benefit of the Assets (including filing applicable notifications of the transaction to the City of San Jose and the San Jose Fire Department). Seller and Purchaser shall cooperate in pro-rating work in progress as of the Closing Date and accounts receivable relating thereto based on the general principle that packaging jobs that have been started on or prior to the Closing Date will be for the account of Seller and packaging jobs that have not been started on or prior to the Closing Date (including chips that are on-site awaiting packaging or en route to the facility) will be for the account of Purchaser.

1.6 Sales and Use Taxes. Seller and Purchaser shall share equal responsibility for all sales and use taxes arising from the transfer of the Assets, provided that Purchaser’s responsibility for sales taxes is limited to $20,000. Seller shall be responsible for payment of state and local real and personal property taxes as prorated as of the Closing Date.

1.7 Current Report on Form 8-K. Promptly following the Closing, Seller shall file with the Securities and Exchange Commission a Current Report on Form 8-K relating to the consummation of the transactions contemplated hereby, which Form 8-K shall be substantially in the form attached hereto as Exhibit 1.7, and shall cause the substance of such Form 8-K to be posted on its website.

2.	Closing.

2.1 Closing Date. The closing of the purchase and sale of the Assets (the “Closing”) shall take place at Seller’s offices at 2223 Old Oakland Road, San Jose, California, at 10:00 a.m., on September 8, 2003, or at such other time, date and place as Seller and Purchaser may mutually agree (the “Closing Date”).

2.2 Deliveries by Seller. At the Closing, Seller shall deliver to Purchaser:

(a) a bill of sale, in form reasonably acceptable to Purchaser, relating to the Assets;

(b) an officers’ certificate, executed by the chief executive officer and chief financial officer of Seller, confirming satisfaction of all of the conditions to Purchaser’s obligations set forth in Section 5;

(c) a release by each of the Banks reasonably satisfactory to Purchaser of the Banks’ respective liens or other security interests in the Assets; and

(d) such other documents, agreements and instruments of transfer as Purchaser shall reasonably request.

2.3 Deliveries by Purchaser. At the Closing, Purchaser shall deliver to Seller:

(a) a wire transfer or check in the amount of $250,000, pursuant to the wire transfer instructions delivered in writing by Seller to Purchaser at least two business days prior to the Closing;

(b) the Down Payment, by instruction to Thelen Reid & Priest LLP;

(c) the Note, duly executed by Purchaser; and

(d) an officers’ certificate, executed by the chief executive officer and chief financial officer of Purchaser, confirming satisfaction of all of the conditions to Seller’s obligations set forth in Section 4.

2.4 Use of Proceeds. Concurrently with the receipt of the Cash Portion on the Closing Date, Seller shall apply the Cash Portion to repayment of amounts owed by Seller to the Banks.

3.	Representations and Warranties.

3.1 Seller’s Representations and Warranties. Seller hereby represents and warrants to Purchaser, except as set forth in Schedule 3 attached hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

(a) Good Standing and Qualification. Seller is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Seller is duly qualified to transact business and is in good standing in the State of California.

(b) Service Business. Neither the Manufacturing Business nor the Manufacturing Business and the Distribution Business taken as a whole consists principally of the “sale of inventory from stock,” within the meaning of Section 6103 of the California Commercial Code.

(c) Subsidiaries. Seller does not currently own or control, directly or indirectly, any interest in any other corporation, association or other business entity, other than the Distribution Subsidiary.

(d) Authorization; Enforceability. All corporate action on the part of Seller, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by Seller has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by applicable (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting enforcement of creditors’ rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e) Not a Sale of Substantially All of Seller’s Assets. The sale of Seller’s right, title and interest in and to the Assets does not and, as of the Closing, will not constitute under applicable corporate law a sale of all or substantially all of Seller’s assets.

(f) Governmental Consents. Except as provided in Section 1.7, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal state or local governmental authority on the part of Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

(g) Liabilities. As of the Closing, Seller will have no liabilities, debts or obligations of any nature, whether accrued, absolute, contingent or otherwise, which liabilities, debts or obligations have or could have an adverse effect on Seller’s right, title or interest in or to any of the Assets, the transfer thereof or Purchaser’s right to use, possession or ownership thereof.

(h) Litigation. There is no action, suit, proceeding or investigation pending or, to Seller’s knowledge, currently threatened against Seller that questions (a) the validity of this Agreement, (b) the right of Seller to enter into this Agreement or consummate the transactions contemplated hereby or (c) Seller’s right, title or interest in or to any of the Assets, nor is Seller aware that there is any basis for any of the foregoing. Seller is not a party or specifically subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

(i) Compliance with Other Instruments. Seller is not in violation or default of (i) any provision of its Certificate of Incorporation, as amended and restated to date, (ii) any provision of its Bylaws, (iii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or (iv) to Seller’s knowledge, any federal or state statute or regulation applicable to Seller or any of the Assets. None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is reasonably expected to result in any such violation or default or the creation of any lien, charge or encumbrance upon any of the Assets.

(j) Title to and Condition of the Assets. As of the Closing, Seller will own the Assets free and clear of all Encumbrances. With respect to the Assets that are leased, Seller is in full compliance with such leases and, to the best of Seller’s knowledge, holds a valid leasehold interest free of any Encumbrances.

3.2 Purchaser’s Representations and Warranties. Purchaser hereby represents and warrants to Seller as follows:

(a) Good Standing and Qualification. Purchaser is a corporation, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Purchaser is duly qualified to transact business and is in good standing in the State of California

(b) Authorization; Enforceability. All corporate action on the part of Purchaser, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by applicable (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting enforcement of creditors’ rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal state or local governmental authority on the part of Purchaser is required in connection with the consummation of the transactions contemplated by this Agreement.

(d) Litigation. There is no action, suit, proceeding or investigation pending or, to Purchaser’s knowledge, currently threatened against Seller that questions (i) the validity of this Agreement, or (ii) the right of Purchaser to enter into this Agreement or consummate the transactions contemplated hereby, nor is Purchaser aware that there is any basis for any of the foregoing.

(e) Compliance with Other Instruments. Purchaser is not in violation or default of (i) any provision of its Certificate of Incorporation, as amended and restated to date, (ii) any provision of its Bylaws, (iii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or (iv) to Purchaser’s knowledge, any federal or state statute or regulation applicable to Purchaser. None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is reasonably expected to result in any such violation or default.

4. Conditions to Seller’s Obligations. The obligations of Seller under this Agreement to sell, convey, transfer, assign and deliver the Assets to Purchaser is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Seller:

4.1 Representations and Warranties. Each of the representations and warranties of Purchaser contained in Section 3 shall be true and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of the Closing Date.

4.2 Performance. Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Closing Deliveries. Purchaser shall have delivered to Seller the documents required by Section 2.3.

4.4 Release of Down Payment. The Down Payment shall have been released to Seller or the Landlord, as applicable.

4.5 Old Oakland Road Lease. Seller shall have entered into a binding lease agreement, which agreement may be effective contingent upon the Closing, with the Landlord for the second floor of the real property (2223 Old Oakland Road) currently subject to the Old Oakland Road Lease, on terms and conditions reasonably satisfactory to Seller.

5. Conditions to Purchaser’s Obligations. The obligations of Purchaser under this Agreement to purchase all of Seller’s right, title and interest in and to the Assets (including without limitation delivery of the Purchase Price) is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Purchaser:

5.1 Representations and Warranties. Each of the representations and warranties of Seller contained in Section 3 shall be true and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2 Performance. Seller shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 Closing Deliveries. Seller shall have delivered to Purchaser all of the documents, agreements and instruments required by Section 2.2.

5.4 Irrevocable Proxy. OSE-Taiwan shall have duly executed and delivered to Purchaser an irrevocable proxy, substantially in the form of Exhibit 5.4, to vote all of OSE-Taiwan’s shares of capital stock of Seller in favor of this Agreement and the transactions contemplated hereby if, at any time following the Closing, approval or ratification of such matters are submitted to a vote of Seller’s stockholders. Such proxy shall be fully transferable and binding upon any purchaser or other transferee of any of OSE-Taiwan’s shares of capital stock of Seller.

5.5 Old Oakland Road Lease. Purchaser shall have entered into a binding lease agreement, which agreement may be effective contingent upon the Closing, with the Landlord for the first floor of the real property (2221 Old Oakland Road) currently subject to the Old Oakland Road Lease, on terms and conditions reasonably satisfactory to Purchaser.

6. Indemnification.

6.1 Seller Indemnification. Seller shall indemnify, defend and hold harmless Purchaser, its affiliates, representatives and agents to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including reasonable attorneys’ fees and costs) and other liabilities (collectively, “Losses”) incurred by any of such persons and resulting from or arising out of the breach of any representation, warranty or covenant of Seller set forth in this Agreement. In the event that the indemnification provided by this Section 6.1 is unenforceable for any reason, Seller shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws.

6.2 Purchaser Indemnification. Purchaser shall indemnify, defend and hold harmless Seller, its affiliates, representatives and agents to the fullest extent permitted by law from and against any and all Losses incurred by any of such persons and resulting from or arising out of the breach of any representation, warranty or covenant of Purchaser set forth in this Agreement. In the event that the indemnification provided by this Section 6.2 is unenforceable for any reason, Purchaser shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws.

6.3 Third Party Expenses. In connection with the obligations of Seller under Section 6.1 and Purchaser under Section 6.2 (as applicable, the “Indemnifying Party”) to indemnify another person (the “Indemnified Party”) for expenses incurred by the Indemnified Party to a third party, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Section 6 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or negligence of the Indemnified Party. In any action between any Indemnifying Party and an Indemnified Party with respect to this Section 6, the prevailing party shall be reimbursed by the non-prevailing party for reasonable attorneys’ fees and costs incurred by the prevailing party in any such action.

6.4 Notification. Each Indemnified Party under this Section 6 shall, promptly after the receipt of notice of the commencement of any claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Section 6, notify the Indemnifying Party in writing of the commencement thereof. The failure by any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party, (a) other than pursuant to this Section 6 or (b) under this Section 6 unless, and only to the extent that, such failure results in such Indemnifying Party’s forfeiture of substantive rights or defenses. If any third-party claim shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to the Indemnified Party in its reasonable judgment; provided, however, that an Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, parties, the Indemnified Party shall have the right to employ separate counsel and to control its own defense of such claim if, in the reasonable opinion of counsel to the Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between such Indemnified Party, on the one hand, and an Indemnifying Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties or between the Indemnified Parties and any third party, as such expenses are incurred. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising or that may arise out of such claim and provides only for money damages. The Indemnifying Party shall not be liable for any settlement of any claim effected against an Indemnified Party without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that the Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Section 6 shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

7. Miscellaneous.

7.1 Public Statements. Neither Seller nor Purchaser shall make any disclosure to any person or entity, nor shall either party make any public statement or press release regarding, the existence or status of this Agreement or any of the transactions contemplated hereby, except (a) with the prior written consent of the other party hereto, (b) any disclosure required by applicable law, (c) to employees of Seller or Purchaser, or (d) to any party whose consent or approval is required to be obtained in connection with the consummation of the transactions contemplated hereby.

7.2 Survival of Representations and Warranties. The representations and warranties of Seller and Purchaser contained in or made pursuant to this Agreement shall survive the Closing for a period of one (1) year following the Closing.

7.3 Assignment; Successors and Assigns. Neither Seller nor Purchaser shall assign any of its rights, or delegate any of its obligations, under this Agreement except (a) with the prior written consent of the other party, and (b) Purchaser may assign any of its rights, or delegate any of its obligations, under this Agreement to any of its affiliates. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

7.4 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

7.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

7.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.7 Notices. Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered (a) in person, (b) by facsimile to the facsimile number set forth below, or (c) by overnight courier, by a courier service of national reputation, to the address set forth below:

If to Seller:         Edmond Tseng

        2223 Old Oakland Road

        San Jose, California 95131

        Facsimile No.: (408) 383-0858

with a copy to:       John Carr

            Shapiro Buchman Provine Patton, LLP

            1333 N. California Boulevard, Suite 350

            Walnut Creek, CA 94596

            Facsimile No. (925) 944-9701

If to Purchaser:   Victor Batinovich

        2221 Old Oakland Road

        San Jose, California 95131

        Facsimile No. (408) 516-8903

with a copy to:       Jay Margulies

            Thelen Reid & Priest LLP

            225 West Santa Clara, 12th Floor

            San Jose, California 95113

            Facsimile No. (408) 287-8040

or such other address or facsimile number as shall be furnished in writing by any party in accordance with this Section 7.7. Any notice given in accordance with this Section 7.7 shall be effective (a) upon delivery, if delivered in person; (b) upon receipt of confirmation of delivery, if delivered by facsimile; or (c) upon receipt of proof of delivery from the applicable courier service, if delivered by overnight courier.

7.8 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with the transactions contemplated by this Agreement. Purchaser agrees to indemnify and to hold harmless Seller from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of Purchaser’s affiliates is responsible. Seller agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Seller or any of Seller’s affiliates is responsible.

7.9 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.10 Amendments and Waivers. Any term of this Agreement may be amended only with the written consent of Seller and Purchaser.

7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Purchaser or Seller, upon any breach or default of the other party under this Agreement, shall impair any such right, power or remedy of Purchaser or Seller, as applicable, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Purchaser or Seller of any breach or default under this Agreement, or any waiver on the part of Purchaser or Seller of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to Purchaser or Seller, shall be cumulative and not alternative.

7.13 Interpretation. References in this Agreement to Sections are to sections of this Agreement, except as otherwise provided. Unless the context clearly requires otherwise, the singular shall include the plural and vice versa.

7.14 Expenses. Except as expressly provided to the contrary, each party shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement, and performing its obligations under this Agreement.

7.15 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto pertaining to the subject matter hereof are expressly superseded.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf.

SELLER:	OSE USA, INC., a California corporation

By:
Name:
Title:

PURCHASER:	INTEGRATED PACKAGING ASSEMBLY CORPORATION, a California corporation

By:
Name:
Title:

STOCKHOLDER CONSENT

OSE-Taiwan, as the controlling stockholder of Seller, hereby consents to the sale of the Assets in accordance with this Agreement.

ORIENT SEMICONDUCTOR ELECTRONICS, LTD.

By:
Name:
Title:

EXHIBIT 1.2

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

$500,000	September 8th, 2006

FOR VALUE RECEIVED, the undersigned, Integrated Packaging Solutions Corporation, a California corporation (together with its permitted successors and assigns, “Borrower”) hereby makes this Secured Promissory Note (this “Note”) in favor of, and promises to pay to OSE USA, Inc., a Delaware corporation (together with its successors and assigns, “Lender”), the principal amount of Five Hundred Thousand Dollars ($500,000), together with interest thereon at a rate per year of the then-current prime rate as published in the Wall Street Journal, Western Edition, compounded annually, which interest shall accrue beginning on the date hereof.

All accrued interest on this Note shall be due and payable on the first (1st) day of each month. The principal amount hereof and all accrued and unpaid interest shall be due an payable on September 3, 2006 (the “Maturity Date”). Any amount of principal of or accrued interest on this Note may be prepaid before the Maturity Date.

In the event of Borrower’s default in any of its obligations hereunder, Borrower waives presentment, demand, notice, protest, notice of nonpayment, notice of protest, and all other notices, demands or conditions precedent of any kind in connection with the delivery, acceptance, performance, collection and/or enforcement of this Note.

Borrower agrees that Lender may at any time and from time to time, at its option, sell, assign, transfer, negotiate or otherwise dispose of all or a portion of its interest in this Note to any other Person.

This Note is secured by Borrower’s real property located at 1200 Arthur Court, Los Altos, California, as set forth in that certain Deed of Trust between Borrower and Lender of even date herewith.

This Note shall be governed by California law. Notices under this Note shall be given as provided in that certain Asset Purchase Agreement between Lender and Borrower, dated as of the date hereof. Borrower shall be obligated to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of this Note.

AGREED as of the date first appearing above:

BORROWER: INTEGRATED PACKAGING ASSEMBLY CORPORATION, a California Corporation

Victor Batinovich, President

Assignment of Note:

The undersigned Lender hereby assigns this Note to                 , which assignment shall be without further recourse to Lender.

OSE USA, INC.

By:
Name:
Title:

EXHIBIT 1.7

FORM 8-K OF SELLER

EXHIBIT 5.4

IRREVOCABLE PROXY

for

OSE USA, INC.

Pursuant to Section 212 of the General Corporation Law of the State of Delaware, the undersigned, Orient Semiconductor Electronics, Ltd. (“OSE-Taiwan”), as the controlling stockholder of OSE USA, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints Victor Batinovich as its attorney and proxy, for the purpose of voting on or consenting to the sale of assets of the Company to Integrated Packaging Assembly Corporation, a California corporation, pursuant to the terms of an Asset Purchase Agreement dated September 3, 2003 (the “Asset Sale”), and the matters relating to the Asset Sale which are required by law to be submitted to vote of the shareholders of the Company under the Asset Purchase Agreement made as of the 5th day of September, 2003, whether such vote occurs at a meeting of stockholders or by written consent or prior to or after the date of the Asset Sale. Execution and delivery of this proxy by OSE-Taiwan is a condition to the consummation of the Asset Sale and therefore this proxy is coupled with an interest and is expressly made irrevocable by OSE-Taiwan. This proxy shall remain in effect for 3 years from its execution.

Dated: September 8, 2003	ORIENT SEMICONDUCTOR ELECTRONICS, LTD.

By:
Name:
Title: